For period ending August 31, 2011
	Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Oasis Petroleum Inc. 144A 7.25% 2/1/2019
2.	Date of Purchase: January 28, 2011
3.      Date offering commenced: January 28, 2011
4.	Underwriters from whom purchased:  JP Morgan Chase Securities
5.	"Affiliated Underwriter" managing or participating in syndicate: UBS
Investment Bank
6.	Aggregate principal amount or number of shares purchased:
$2,000,000.00(Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
$400,000,000.00
8.	Purchase price (net of fees and expenses): $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  2.5%
11.  Have the following conditions been satisfied? YES NO
a.	The securities are sold in an offering
exempt from registration under Section
4(2) of the Securities Act of 1933, Rule
144A or Regulation D.
                                                    X

b.    The securities are sold to persons
reasonably believed to be "qualified
institutional buyers" ("QIBS").
                                                    X

c.    The securities are reasonably believed
to be eligible for resale to other QIBs
                                                    X

d.   The securities were purchased prior to
the end of the first day on which any
sales are mde (or if a rights offering,
the securities were purchased on or
before the fourth day preceding on which the offering terminated.)
                                                    X

e.   The securities were purchased at a
price not more than the price paid by
each other purchaser in the offering or
any concurrent offering.
	                                            X

f.    The underwriting was a firm commitment
underwriting.
	                                            X

g    The commission, spread, or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.
	                                            X

h.    The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.
	                                            X

i.    The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises
investment discretion did not exceed 25% of the principal amount of the offering.
	                                            X

j.    No Affiliated Underwriter benefited
directly or indirectly from the purchase.
	                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Matthew Iannucci			Date:  May 20, 2011
Print Name: Matthew Iannucci


For period ending  August 31, 2011
	Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Federal Home Loan Bank 1 3/8%, 05/28/2014
2.	Date of Purchase: April 14, 2011
3.      Date offering commenced: April 14, 2011
4.	Underwriters from whom purchased:  Barclays Capital
5.	"Affiliated Underwriter" managing or participating in syndicate: UBS
Investment Bank
6.	Aggregate principal amount or number of shares purchased:  $58,921,530.00
(Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
$2,996,010,000.00
8.	Purchase price (net of fees and expenses): $99.867
9.	Initial public offering price:  $99.867
10.	Commission, spread or profit:  7.5 bps
11.  Have the following conditions been satisfied? YES NO
a.	The securities are sold in an offering
exempt from registration under Section
4(2) of the Securities Act of 1933, Rule
144A or Regulation D.
                                                    X

b.    The securities are sold to persons
reasonably believed to be "qualified
institutional buyers" ("QIBS").
                                                    X

c.    The securities are reasonably believed
to be eligible for resale to other QIBs
                                                    X

d.   The securities were purchased prior to
the end of the first day on which any
sales are mde (or if a rights offering,
the securities were purchased on or
before the fourth day preceding on which the offering terminated.)
                                                    X

e.   The securities were purchased at a
price not more than the price paid by
each other purchaser in the offering or
any concurrent offering.
	                                            X

f.    The underwriting was a firm commitment
underwriting.
	                                            X

g    The commission, spread, or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.
	                                            X

h.    The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.
	                                            X

i.    The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises
investment discretion did not exceed 25% of the principal amount of the offering.
	                                            X

j.    No Affiliated Underwriter benefited
directly or indirectly from the purchase.
	                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Justin Tabellione 			Date:  March 30, 2010
Print Name: Justin Tabellione


For period ending  August 31, 2011
	Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: LinkedIn Corp- A
2.	Date of Purchase: May 18, 2011
3.      Date offering commenced: May 18, 2011
4.	Underwriters from whom purchased:  Morgan Stanley & Co.
5.	"Affiliated Underwriter" managing or participating in syndicate: UBS
Investment Bank
6.	Aggregate principal amount or number of shares purchased:  70,000 shares
(Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
7,840,000.00 shares
8.	Purchase price (net of fees and expenses): $45.000
9.	Initial public offering price:  $45.000
10.	Commission, spread or profit:  $1.89 per share
11.  Have the following conditions been satisfied? YES NO
a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public, or is part of an issue of government securities (as defined in section
2(a)(16) of the 1940 Act).
                                                    X

b.    The securities were purchased prior to
the end of the first day of on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.)
                                                    X

c.    The securities were purchased at a
price not more than the price paid by
each other purchaser in the offering.
                                                    X

d.   The underwriting was a firm commitment
underwriting.
                                                    X

e.   The commission, spread, or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.
	                                            X

f.   The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.
	                                            X

g    The amount of such securities purchased
by the Fund and all other accounts over
which the Adviser (or Sub-Adviser, if
applicable) exercises investment
discretion did not exceed 25% of the
principal amount of the offering.
	                                            X

h.    No Affiliated Underwriter benefited
directly or indirectly from the purchase.
	                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Saverio Console			Date:  June 7, 2011
Print Name: Saverio Console


For period ending  August 31, 2011
	Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Chrysler GP/CG Co-Issuer 8% due 06/15/2019
2.	Date of Purchase: May 19, 2011
3.      Date offering commenced: May 19, 2011
4.	Underwriters from whom purchased:  Bank of America Securities LLC
5.	"Affiliated Underwriter" managing or participating in syndicate: UBS
Investment Bank
6.	Aggregate principal amount or number of shares purchased:  $10,000,000.00
(Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
$1,500,000,000.00
8.	Purchase price (net of fees and expenses): $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  1.25%
11.  Have the following conditions been satisfied? YES NO
a.	The securities are sold in an offering
exempt from registration under Section
4(2) of the Securities Act of 1933, Rule
144A or Regulation D.
                                                    X

b.    The securities are sold to persons
reasonably believed to be "qualified
institutional buyers" ("QIBS").
                                                    X

c.    The securities are reasonably believed
to be eligible for resale to other QIBs
                                                    X

d.   The securities were purchased prior to
the end of the first day on which any
sales are mde (or if a rights offering,
the securities were purchased on or
before the fourth day preceding on which the offering terminated.)
                                                    X

e.   The securities were purchased at a
price not more than the price paid by
each other purchaser in the offering or
any concurrent offering.
	                                            X

f.    The underwriting was a firm commitment
underwriting.
	                                            X

g    The commission, spread, or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.
	                                            X

h.    The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.
	                                            X

i.    The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises
investment discretion did not exceed 25% of the principal amount of the offering.
	                                            X

j.    No Affiliated Underwriter benefited
directly or indirectly from the purchase.
	                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Craig Ellinger			Date:  June 16, 2011
Print Name: Craig Ellinger


For period ending  August 31, 2011
	Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Barrick Gold Corp. 2.9% due 05/30/2016
2.	Date of Purchase: May 24, 2011
3.      Date offering commenced: May 24, 2011
4.	Underwriters from whom purchased: RBC Dain Rauscher
5.	"Affiliated Underwriter" managing or participating in syndicate: UBS
Investment Bank
6.	Aggregate principal amount or number of shares purchased:  $13,018,533.60
(Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
$1,099,.32,000.00
8.	Purchase price (net of fees and expenses): $99.912
9.	Initial public offering price:  $99.912
10.	Commission, spread or profit:  0.6%
11.  Have the following conditions been satisfied? YES NO
a.	The securities are sold in an offering
exempt from registration under Section
4(2) of the Securities Act of 1933, Rule
144A or Regulation D.
                                                    X

b.    The securities are sold to persons
reasonably believed to be "qualified
institutional buyers" ("QIBS").
                                                    X

c.    The securities are reasonably believed
to be eligible for resale to other QIBs
                                                    X

d.   The securities were purchased prior to
the end of the first day on which any
sales are mde (or if a rights offering,
the securities were purchased on or
before the fourth day preceding on which the offering terminated.)
                                                    X

e.   The securities were purchased at a
price not more than the price paid by
each other purchaser in the offering or
any concurrent offering.
	                                            X

f.    The underwriting was a firm commitment
underwriting.
	                                            X

g    The commission, spread, or profit was
reasonable and fair in relation to that
being received by others for underwriting similar securities during the same period.
	                                            X

h.    The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.
	                                            X

i.    The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises
investment discretion did not exceed 25% of the principal amount of the offering.
	                                            X

j.    No Affiliated Underwriter benefited
directly or indirectly from the purchase.
	                                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Ryan Raymond			Date:  July 20, 2011
Print Name: Ryan Raymond